UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2014

ENHANCE SKIN PRODUCTS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52755	84-1724410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

50 West Liberty Street, Suite 880, Reno NV 89501
(Address of principal executive offices and Zip Code)

(416) 306-2493
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Appointment of Principal Officers

On January 21, 2014, Enhance Skin Products Inc. (the “Company”) received and accepted the resignation of Christopher Hovey, Director of the Company.  Mr. Hovey’s resignation was not the result of any disagreement with the Company regarding its operations, policies or practices.

On January 22, 2014, the Company received and accepted the resignation of Zenas B. Noon, Jr., Director of the Company.  Mr. Noon’s resignation was not the result of any disagreement with the Company regarding its operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Enhance Skin Products Inc.

Dated: January 24, 2014	By:	/s/ Donald Nicholson
Donald Nicholson
President and CEO